UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2017
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MUFG Americas Holdings Corporation
(Exact name of registrant as specified in its charter)
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Delaware 001-15081 94-1234979
(State of Incorporation) (Commission File Number) (IRS Employer Identification No.)

1251 Avenue of the Americas
New York, NY 10020
(Address of principal executive offices) (Zip Code)

Tel. (212) 782-6800
Registrant’s telephone number, including area code
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 3.02 Unregistered Sales of Equity Securities

On June 30, 2017, MUFG Americas Holdings Corporation (“MUAH” or the “Company”) entered into a contribution agreement (the “Contribution Agreement”) with The Bank of Tokyo-Mitsubishi UFJ, Ltd. (“BTMU”), a Japanese banking entity, and Mitsubishi UFJ Financial Group, Inc. (“MUFG”), a joint stock corporation incorporated under the laws of Japan. The Company is owned by BTMU and MUFG. BTMU is a wholly-owned subsidiary of MUFG.

In compliance with the U.S. Federal Reserve Board’s final rules for Enhanced Prudential Standards for foreign banking organizations (“EPS Rules”), MUFG and BTMU contributed substantially all interests in their U.S. subsidiaries to the Company effective July 1, 2016, as set forth in the Company’s Form 8-K filed July 1, 2016, with the remaining interests to be contributed by July 1, 2017. The Contribution Agreement effectuates the contribution of MUFG’s and BTMU’s interests in the remaining U.S. subsidiaries.

Pursuant to the Contribution Agreement, the Company agreed to issue shares of common stock, $1.00 par value per share, to MUFG and BTMU in a two-step process in exchange for all of the stock or membership interests, as the case may be, of four additional U.S. subsidiaries of MUFG and BTMU (the “Contributed Entities”). Each of the Contributed Entities is engaged in a financial service-related business. As of March 31, 2017, the Contributed Entities had approximately $1.4 billion in total assets.

In the first step, on July 1, 2017 the Company issued to MUFG and BTMU 1,408,691 and 1,220,962 shares, respectively. Collectively, such shares represent approximately 80% of the total consideration expected to be paid based on the Company’s and Contributed Entities’ March 31, 2017 financial statements. In the second step, the Company will issue additional shares of its common stock to MUFG and BTMU no later than September 30, 2017 in an amount to be calculated based upon the Company’s and Contributed Entities’ June 30, 2017 financial statements.

The shares of common stock were issued in a transaction not involving a public offering pursuant to the exemption from the registration requirements of the Securities Act of 1933 set forth in Section 4(a)(2) thereof.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MUFG AMERICAS HOLDINGS CORPORATION
Dated: July 6, 2017	By:	/s/ Michael F. Coyne
Michael F. Coyne General Counsel

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